Exhibit 10.1

First Amendment

To

Third Amended and Restated

Credit Agreement

Dated as of October 28, 2015

Among

Black Stone Minerals Company, L.P.,
As Borrower,

Black Stone Minerals, L.P.,
As Parent MLP,

Wells Fargo Bank, National Association,
As Administrative Agent,

And

The Lenders Party Hereto

Sole Book runner And Sole Lead Arranger

Wells Fargo Securities, LLC

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of October 28, 2015, is among: BLACK STONE MINERALS COMPANY, L.P., a Delaware limited partnership (the “Borrower”); BLACK STONE MINERALS, L.P., a Delaware limited partnership (the “Parent MLP”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.The Borrower, the Parent MLP, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of January 23, 2015 (as amended, modified or supplemented to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.The Borrower, the Parent MLP, the Administrative Agent and the Lenders desire to amend the Credit Agreement to, among other things, extend the Termination Date and approve the new Borrowing Base.

C.Now, therefore, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment.  Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.  Section 1.02 is hereby amended by deleting the following definitions in their entirety and replacing them with the following:

““Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of October 28, 2015, as the same may be amended or supplemented from time to time.”

““Termination Date” shall mean, unless the Commitments are sooner terminated pursuant to Section 2.03(b) or Section 10.02, February 4, 2019.”

Section 3.Borrowing Base.  All of the Lenders and the Borrower agree that, from and after the First Amendment Effective Date (as defined below) until the next redetermination of the Borrowing Base, the amount of the Borrowing Base shall be $550,000,000.  This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.08(b) or further adjustments pursuant to Section 2.08(e) or (f), Section 8.08, Section 9.02(i) or (j) or Section 9.13.  This Section 3 of this Amendment constitutes written notice of the redetermined Borrowing Base in accordance with Section 2.08(d).

Section 4. Conditions Precedent.  This First Amendment shall become effective on the date (such date, the “First Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.04):

4.1 The Administrative Agent shall have received from each of the Lenders, the Parent MLP, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

4.2 The Administrative Agent shall have received the Consent and Agreement attached to this First Amendment executed by the Guarantors (in such numbers as may be requested by the Administrative Agent).

4.3 The Administrative Agent shall have received an opinion of counsel to the Borrower reasonably acceptable to the Administrative Agent.

4.4 The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the general partner of the Parent MLP setting forth (i) resolutions of its board of managers, board of directors or other appropriate governing body with respect to the authorization of the Borrower, the Parent MLP and each Guarantor to execute and deliver the this Amendment and the other Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) that there have been no changes (other than as may be attached to such certificate of the Secretary or Assistant Secretary) since the date of the last certificate delivered to the Administrative Agent to the officers of such general partner, the Parent MLP and each Guarantor (y) who are authorized to sign this Amendment and the other Loan Documents to which the Borrower, the Parent MLP or each Guarantor, as applicable, is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement, as amended by this First Amendment, and the transactions contemplated hereby, (iii) that there have been no changes (other than as may be attached to such certificate of the Secretary or Assistant Secretary) since the date of the last certificate delivered to the Administrative Agent to the specimen signatures of such authorized officers, and (iv) that there have been no changes (other than as may be attached to such certificate of the Secretary or Assistant Secretary) since the date of the last certificate delivered to the Administrative Agent to the articles, certificate of incorporation, limited partnership agreement and bylaws, as applicable, of the Borrower, the Parent MLP and each Guarantor, certified as being true and complete.  The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

4.5 The Administrative Agent shall have received a certificate of a Responsible Officer of the general partner of the Parent MLP certifying as of the First Amendment Date that: (i) no Default has occurred and is continuing; (ii) since December 31, 2013, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect; (iii) the representations and warranties made by the Borrower, the Guarantors, and the Parent MLP in Article VII of the Credit Agreement and in the other Loan Documents are true in all material respects (unless otherwise qualified as to materiality) on and as of the First Amendment Effective Date with the same force and effect as if made on and as of the First Amendment Effective Date, except to the extent such representations and warranties are expressly limited to an earlier date; (iv) the Borrower, the Guarantors, and the Parent MLP have performed and complied with all agreements and conditions contained in the First Amendment and in the Loan Documents required to be performed or complied with by them prior to or on the First Amendment Effective Date; and (v) each Loan Party has received all consents and approvals required by Section 7.06 of the Credit Agreement.

4.6 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement..

4.7 No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately after giving effect to the terms of this First Amendment.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 of this Amendment or the waiver of such conditions as permitted in Section 12.04.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Post-Closing Obligations.  On or prior to December 15, 2015 (or such later date as Administrative Agent may agree), Administrative Agent shall have received: (a) amendments to the mortgages and deeds of trust constituting Security Instruments reflecting the extension of the Termination Date by this Amendment, in form and substance reasonably satisfactory to the Administrative Agent executed by the Borrower and acknowledged (in such numbers as may be requested by the Administrative Agent) and (b) opinions of local counsel to the Borrower regarding those amendments to the mortgages and deeds of trust to be filed in Texas, North Dakota, California and Louisiana, reasonably acceptable to the Administrative Agent.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement, as amended and waived by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

6.2 Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and the Parent MLP hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended or waived hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:

(i)all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

(ii)no Default or Event of Default has occurred and is continuing, and

(iii)no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

6.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

6.4 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.6 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

6.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.9 Loan Document.  This First Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BLACK STONE MINERALS COMPANY, L.P., as Borrower

By:BSMC GP, L.L.C.

             its General Partner

By:Black Stone Minerals, L.P.

            its Sole Member

By:Black Stone Minerals GP, L.L.C.

            its General Partner

By:        /s/ Richard M. Carroll

      Richard M. Carroll

      Senior Vice President, Chief Financial Officer and Treasurer

BLACK STONE MINERALS, , L.P., as Parent MLP

By:Black Stone Minerals GP, L.L.C.

            its General Partner

By:        /s/ Richard M. Carroll

      Richard M. Carroll

      Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent, Issuing Bank and a Lender

By:/s/ Lila Jordan

Lila Jordan

Managing Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,

as a Lender

By:/s/ Alia Qaddumi

Name:Alia Qaddumi

Title:Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

COMPASS BANK,

as a Lender

By:/s/ Les Werme

Name:Les Werme

Title:Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK N.A.,

as a Lender

By:/s/ Theresa M. Benson

Name:Theresa M. Benson

Title:Authorized Officer

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK,

as a Lender

By:/s/ William Robinson

Name:William Robinson

Title:Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

AMEGY BANK, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Sam Trail

Name:Sam Trail

Title:Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

MUFG UNION BANK, N.A.,

as a Lender

By:/s/ David Helffrich

Name:David Helffrich

Title:Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

NATIXIS, NEW YORK BRANCH,

as a Lender

By:/s/ Kenyatta B. Gibbs

Name:Kenyatta B. Gibbs

Title:Director

By:/s/ Stuart Murray

Name:Stuart Murray

Title:Managing Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

IBERIABANK,

as a Lender

By:/s/ Tyler S. Thoem

Name:Tyler S. Thoem

Title:Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,

as a Lender

By:/s/ Alan Dawson

Name:Alan Dawson

Title:Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

TEXAS CAPITAL BANK, N.A.,

as a Lender

By:/s/ Jason Fowler

Name:Jason Fowler

Title:Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

KEYBANK, NATIONAL ASSOCIATION,

as a Lender

By:/s/ George E. McKean

Name:George E. McKean

Title:Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

CADENCE BANK, N.A.,

as a Lender

By:/s/ Eric Broussard

Name:Eric Broussard

Title:Executive Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

BOKF, N.A. DBA BANK OF TEXAS.,

as a Lender

By:/s/ Mari Salazar

Name:Mari Salazar

Title:Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

[First Amendment]

CONSENT AND AGREEMENT

Each of the undersigned hereby (i) consents to the provisions of this First Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Fourth Amended and Restated Guaranty and Collateral Agreement dated as of October 28, 2013, as amended, modified or supplemented to date, made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Credit Agreement and the other Loan Documents, (iii)  ratifies and confirms all other Loan Documents made by it for the benefit of Administrative Agent and Lenders, (iv) agrees that all of its respective obligations and covenants thereunder, except as may be amended or modified hereby, shall remain unimpaired by the execution and delivery of this First Amendment and the other documents and instruments executed in connection herewith, and (v) agrees that such Fourth Amended and Restated Guaranty and such other Loan Documents shall remain in full force and effect.

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004255 000290 16104831.3

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement to be duly executed as of the date first written above.

BLACK STONE ENERGY COMPANY, L.L.C.

By:Black Stone Minerals Company, L.P.,

its sole Member

By:BSMC GP, L.L.C.

             its General Partner

By:Black Stone Minerals, L.P.

            its Sole Member

By:Black Stone Minerals GP, L.L.C.

            its General Partner

By:        /s/ Richard M. Carroll

      Richard M. Carroll

      Senior Vice President, Chief Financial Officer and Treasurer

BSML PARTNERSHIP

By:Black Stone Minerals Company, L.P.,

             its Managing Partner

By:BSMC GP, L.L.C.

             its General Partner

By:Black Stone Minerals, L.P.

            its Sole Member

By:Black Stone Minerals GP, L.L.C.

            its General Partner

By:        /s/ Richard M. Carroll

      Richard M. Carroll

      Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE

CONSENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

BLACK STONE NATURAL RESOURCES, L.L.C.

By:Black Stone Minerals Company, L.P.,

its sole Member

By:BSMC GP, L.L.C.

             its General Partner

By:Black Stone Minerals, L.P.

            its Sole Member

By:Black Stone Minerals GP, L.L.C.

            its General Partner

By:        /s/ Richard M. Carroll

      Richard M. Carroll

      Senior Vice President, Chief Financial Officer and Treasurer

TLW INVESTMENTS, L.L.C.

By:Black Stone Natural Resources, L.L.C.,

its sole Manager

By:Black Stone Minerals Company, L.P.,

its sole Member

By:BSMC GP, L.L.C.

             its General Partner

By:Black Stone Minerals, L.P.

            its Sole Member

By:Black Stone Minerals GP, L.L.C.

            its General Partner

By:        /s/ Richard M. Carroll

      Richard M. Carroll

      Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE

CONSENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

BSAP II GP, L.L.C.

By:Black Stone Natural Resources, L.L.C.,

its sole Manager

By:Black Stone Minerals Company, L.P.,

its sole Member

By:BSMC GP, L.L.C.

             its General Partner

By:Black Stone Minerals, L.P.

            its Sole Member

By:Black Stone Minerals GP, L.L.C.

            its General Partner

By:        /s/ Richard M. Carroll

      Richard M. Carroll

      Senior Vice President, Chief Financial Officer and Treasurer

BLACK STONE MINERALS, L.P.

By:Black Stone Minerals GP, L.L.C.

            its General Partner

By:        /s/ Richard M. Carroll

      Richard M. Carroll

      Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE

CONSENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

BSMC GP, L.L.C.

By:Black Stone Minerals, L.P.

            its Sole Member

By:Black Stone Minerals GP, L.L.C.

            its General Partner

By:        /s/ Richard M. Carroll

      Richard M. Carroll

      Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE

CONSENT TO FIRST AMENDMENT TO CREDIT AGREEMENT